October 28, 2025

BNY MELLON INVESTMENT FUNDS VI

BNY Mellon Balanced Opportunity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the third paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments (and when they first held such position) are: Brian C. Ferguson (March 2007), John C. Bailer, CFA (December 2015), Karen Behr (September 2021), Keith Howell (September 2021) and Julianne McHugh (February 2025). Messrs. Ferguson and Howell and Ms. Behr are portfolio managers at NIMNA. Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at NIMNA. Ms. McHugh is Head of Sustainable Equities and a senior portfolio manager at NIMNA.

*********

The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments are Brian C. Ferguson, John C. Bailer, CFA, Karen Behr, Keith Howell and Julianne McHugh, positions they have held since March 2007, December 2015, September 2016, September 2021 and February 2025, respectively. Mr. Ferguson is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1997. Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1992. Ms. Behr is a portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2007. Mr. Howell is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2006. Ms. McHugh is Head of Sustainable Equities and a senior portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2004.

6000-STK-1025